Exhibit 99.2

NASDAQ: ONDS Copyright 2026. All rights reserved. ONDAS TO ACQUIRE CYBERHAWK

NASDAQ: ONDS 2 Forward-Looking Statements This presentation may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Ondas Inc. ("Ondas" or the "Company") cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company's actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, the risks discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC"), in the Company's Quarterly Reports on Form 10-Q filed with the SEC, and in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. Information in this is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Non-GAAP Financial Measures We believe that earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA margin, the non-GAAP financial measures contained in this presentation, facilitate analysis of ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, core operating performance, and may assist investors with comparisons to prior periods and assessing trends in underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore these measures may not be comparable to similarly titled measures used by other companies EBITDA and EBITDA margin should only be used as supplemental measures of operating performance. We believe that EBITDA and EBITDA margin improve comparability from period to period by removing the impact of capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in underlying businesses. Management uses EBITDA and EBITDA margin in making financial, operating and planning decisions and evaluating ongoing performance. With respect to the financial target for 2030 EBITDA margin contained in this presentation a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that are excluded from this non-GAAP target measure. The variability of these items may have a significant impact on future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income prepared in accordance with GAAP, that would be required to produce such a reconciliation. Disclaimers

NASDAQ: ONDS 3 Transaction Overview Key terms of the proposed acquisition of Cyberhawk by Ondas Inc. Structure Ondas Inc. to acquire Cyberhawk in a mostly cash-based transaction Consideration Total consideration $125M (~95% cash); 5% equity for leadership, with a 1-year lock-up (subject to certain exceptions) Financing Financing sources: cash on hand and Ondas common stock Financial Profile(1) Cyberhawk: >$45M revenue | >20% industry CAGR High-single digit EBITDA Margin | $95 million backlog Strategic Rationale Establishing a leadership role in industrial inspection and adjacent dual-use markets Timing & Conditions Expected close: 3Q 2026 (subject to customary closing conditions and regulatory approvals) (1) Fiscal year ended March 2027 (E)

NASDAQ: ONDS 4 Strong Financial Profile Cyberhawk FY March 2027F(1) financial profile (1) Management estimates; target EBITDA margins expected by 2030. $45M+ Revenue $7.6M Software ARR 85% Revenue Visibility ~29% Revenue CAGR (FY23A – FY27F) 112% Net Revenue Retention 25%+ Target EBITDA Margins

NASDAQ: ONDS

ONDAS

A Large, Underpenetrated Market at an Inflection Point

Critical-infrastructure resiliency is driving a multi-year boom — and Cyberhawk leads it

MARKET STRUCTURE — 2025E[1]

TAM $3.7–4.0B · SAM $2.7–3.0B · Vended $200–230M

Vended market ($M) — growing over 20% per year


$215M
$258M
$309M
$371M
$446M
$535M
2025E
2026E
2027E
2028E
2029E
2030E

Cyberhawk is the category leader[2]
~1/5 of today's vended market; ~20–25% of US-utility inspection

A small but fast-growing market
~$200–230M vended today, growing 20%+ per year

Powerful secular tailwinds
Resiliency mandates, energy transition, AI/autonomy and BVLOS regulation

Ondas: a long runway, market at growth inflection point
Massive global TAM with long runway as spend digitizes

THE OPPORTUNITY

Cyberhawk is the market leader[2] in a $3.7–4.0 billion market, with increasing adoption driving 20%+ industry CAGR over the next decade and creating a long runway for durable, compounding growth.

Source: (1) BCG analysis (2025 USD). Vended = today's estimated UAS-inspection + visualization market spend. (2) Across US Utilities based on BCG analysis.

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NASDAQ: ONDS

ONDAS

Challenges Facing the Global Infrastructure Sector


Increasing Regulation


Disaster Prevention


Worker Safety


Aging Infrastructure


Aging Workforce


Energy Transition


Digitalization


Grid Resiliency


Climate Impact

WHY IT MATTERS

These pressures are structural, simultaneous and accelerating.

Every one of them demands the same response: continuous, autonomous, AI-driven asset intelligence.

Exactly what Ondas + Cyberhawk deliver.

Cyberhawk intelligence supports critical infrastructure resiliency

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NASDAQ: ONDS

ONDAS

Cyberhawk: The global leader in integrated UAS solutions for critical infrastructure

Data Collection
UAS-based data collection at scale

500K+
Assets inspected[1]

Data Analysis
Domain-expert engineers, for data inspection

47
Technical engineers[2]

Data visualization and insights
Proprietary cloud-based visualization software (iHawk)

232TB+
of proprietary data[3]

INTEGRAGTED SOLUTION
Turning data into actionable insights, enabling speed-to-decision

CYBERHAWK™
*Your assets. Our solutions. **Better decisions.***

#1
Market Position[4]

Notes: (1) Assets inspected since inception; (2) As at April 2026; (3) Since launch of iHawk platform; (4) Across US Utilities based on BCG analysis.

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NASDAQ: ONDS 8 Leadership Seasoned team of industry-leading pioneers Chris Fleming Founder / CEO 16+ Years with Cyberhawk Matt Zafuto CCO 3+ Years with Cyberhawk Nick Stewart CIO 9+ Years with Cyberhawk Phil Buchan COO / Founding Team 16+ Years with Cyberhawk

NASDAQ: ONDS

Trusted by Enterprise Customers Across Utilities & Renewables and Energy Producers

Cyberhawk works with the world's leading critical infrastructure customers

300+	~5 YEARS	~95%	$95M+
Global Customers	Average Tenure	Reoccurring Revenue	Backlog(1)

UTILITIES & RENEWABLES

~78%
of FY27F Revenue

ENERGY PRODUCERS

Other Emerging Use Cases

~22%
of FY27F Revenue

Note: Data as of April 2026

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NASDAQ: ONDS

ONDAS

A Compelling Strategic Rationale

Why Cyberhawk, why Ondas, why now

1

MARKET

Category Leadership

Cyberhawk's leading position in critical-infrastructure inspection & analytics software vaults Ondas to leader in a ~$200–230M vended market growing ~23% annually.

2

OPERATING

Creates Dual-Purpose Platform

Cyberhawk's blue-chip channel – PG&E, SCE, Shell, SSE – data and iHawk software paired with Ondas' autonomy and field services across two markets.

3

FINANCIAL

High-Quality Scale

Strong growth outlook with mid-teens PF EBITDA margins and high cash conversion — predictable, software-anchored revenue that re-rates the multiple.

THE THESIS

Acquiring the category leader in an underpenetrated, fast-growing market — and fusing hardware, autonomy and AI software into a compounding, reoccurring revenue platform.

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NASDAQ: ONDS

ONDAS

Two Halves of One Autonomous Intelligence Platform

Combined capabilities span sensing to decision — serving two markets

ONDAS BRINGS

- Autonomous systems (UAS / UGV / CUAS)
- Sensing & payloads
- Supply chain & field services

Defense & Security
Ondas core market

Sense & Collect
Autonomous, agnostic data capture

→ **Manage & Visualize**
iHawk digital twin & system of record

→ **Analyze & Predict**
AI-enabled asset intelligence

→ **Decide & Act**
Operational decision support

→ **Dual-Purpose Markets Served**

CYBERHAWK BRINGS

- Agnostic data collection
- iHawk software & digital twin
- AI analytics & 232TB+ data
- Blue-chip enterprise channel

Critical Infrastructure
Utilities & energy — Cyberhawk core

THE INFRASTRUCTURE-INTELLIGENCE FLYWHEEL

Reinforcing advantage that compounds with scale

Proprietary data → Software workflows → AI analytics

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NASDAQ: ONDS

ONDAS

Significant SAM Headroom Exists in Cyberhawk's Core End Markets

SAM BY INSPECTION AND SOFTWARE


20%
SAM
~2.7B - $3B
80%

- Inspection
- Software

SAM BY REGION


8%
2%
SAM
~2.7B - $3B
90%

- Utilities (US)
- Energy Producers (ME, EU, UK)
- Utilities (UK)


5%
SAM(1)
~2.6B
95%

SAM Vended Market

UNITED STATES
UTILITIES
Biggest and largest current opportunity for Cyberhawk


29%
SAM(1)
~225M
71%

SAM Vended Market

(ME, EU, UK)
ENERGY PRODUCERS
Majority of the residual opportunity


12%
SAM(1)
~65M
88%

SAM Vended Market

UNITED KINGDOM
UTILITIES
Mature market with higher levels of penetration

Notes: (1) Served from the UK hub, limited growth from the region, represents upside to the business plan.

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NASDAQ: ONDS 13 Multiple Growth Vectors Underpin Strong Growth and Margin Expansion Multiple compounding levers drive accelerating revenue and margin growth — from near-term execution to longer-term upside. Identified near-term opportunities with further upside potential Land & Expand • Increase asset coverage • Cross-sell software & services New Logo Wins • Deeper utility-sector reach • EPC partnerships & pipeline Technology Advancement • Drone automation & BVLOS • AI-driven efficiency gains Software Adoption • Win V3 platform customers • iHawk v3 = system of record Geographic Expansion • US West-to-East rollout • Expand into EU & RoW from UK hub Use Case Expansion • Aerial & ground robotics security • CUAS ops & predictive maintenance

NASDAQ: ONDS 14 Expected Changes to BVLOS Regulations Will "Open the Skies" for Industrial Drone Operations • Limited range and coverage • Constrained scalability • BVLOS operations currently require case-by- case FAA waivers Limited Range Extended Range Current Landscape Regulation Changes Impact of Regulatory Changes • Part 108 framework removes need for individual waivers • Standardized safety tech • Clear operating limits for predictable commercial deployment • Improved speed and efficiency of inspections with greater range and enhanced accessibility • Improved attractiveness of UAS solutions vs. traditional inspection methods, driving adoption • Ability for multiple sites to be inspected by a single pilot Note: BVLOS = Beyond visual line of sight Game changer: Expected to support revenue acceleration and margin expansion 14

NASDAQ: ONDS 15 Customer and relationship overview — 2020 to 2025 Initial Entry 2020 Transmission Program Expansion 2021 Substation Transmission New Program Introduced 2022 Substation Distribution Transmission Software Adoption 2023 iHawk Substation Distribution Transmission Software Scaled & Long-Term Commitment 2024 iHawk Substation Distribution Transmission New Program Introduced 2025 Conductor Scans iHawk Distribution Transmission Multi-Year Framework agreement 5 Different business units 6 Use cases served 122x Growth in TCV⁽¹⁾ $180m+ Savings realized in a single campaign⁽²⁾ Case Study: From Single-Asset PoC to Multi-Year, Muli-Asset, Multi-Revenue Stream Notes: (1) Since initial proof of value; (2) Based on customer's internal estimates.

NASDAQ: ONDS 16 Three vectors for growth beyond Cyberhawk's current core Telcos Mining Construction Industrial Facilities Water / Waste Data Centers EXPAND INTO ADJACENT VERTICALS EXTEND USE CASES INTO A SYSTEM OF RECORD UNLOCK NEW USE CASES Perimeter Aerial & Ground Security CUAS Infrastructure Environmental / Fugitive Gas Detection Thermal Analysis of Datacenters / Grid Connections Target multi-site projects Leverage existing strengths Standardized outputs System-based, repeatable deliverables Cross-sell opportunities Client penetration opportunities Upside: Significant Potential for Use Case Expansion

NASDAQ: ONDS

The Market Leading End-to-End UAS Solution Provider with Significant Upside Potential

Current tailwinds that strengthens Cyberhawk's investment thesis

Best-in-class offering	End-to-end solutions from data collection to inspection to actionable insights. Comprehensive pilot training and certification across all regions of operation.	**170+** Pilots and operations field delivering unmatched technical capabilities[(1)]
Market leadership	Recognized as the market leader with deep domain expertise. Operational excellence delivered at global scale across the US, the UK, and the Middle East.	**#1** In US Utilities for UAS inspection services[(2)]
Delivering at scale	Successfully and consistently executed large-scale inspection programs. Customers achieve significant ROI and meet regulatory requirements.	**500,000+** Assets inspected since inception
Proprietary data advantage	Ever-expanding proprietary database. Transforms raw data into actionable insights, enabling rapid decision-making.	**232TB+** Of proprietary data collected and stored on iHawk[(3)]
Track-record of innovation	At the forefront of innovation in UAS inspections and visualization software. Track record of innovating with enterprise-grade customers such as Shell, SSE, and PG&E.	**16+ years** Of trusted innovation with blue-chip customers

Notes: (1) As at Oct-25; (2) Source: BCG analysis; (3) Since launch of iHawk.

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